UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2018

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CONATUS PHARMACEUTICALS INC.

(Exact Name of Registrant as Specified in its Charter)

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Delaware	001-36003	20-3183915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16745 West Bernardo Drive, Suite 200 San Diego, CA		92127
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 376-2600

(Former Name or Former Address, if Changed Since Last Report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.02	Termination of Material Agreement.

On December 5, 2018, Conatus Pharmaceuticals Inc. (the “Company”), at its option, converted the entire outstanding principal of $15.0 million and accrued and unpaid interest of the convertible promissory note (the “Note”) it issued to Novartis Pharma AG (“Novartis”) in February 2017 into 2,882,519 shares of the Company’s common stock. Pursuant to the terms of the Note, the principal and accrued and unpaid interest converted into the Company’s common stock at a conversion price equal to 120% of the 20-day trailing average closing price per share of the common stock immediately prior to the conversion date.

The Company issued the Note to Novartis pursuant to the Investment Agreement entered into between the Company and Novartis in December 2016 (the “Investment Agreement”) whereby the Company agreed to sell and Novartis agreed to purchase convertible promissory notes in one or two closings for an aggregate principal amount of up to $15.0 million. The Note bore interest on the unpaid principal balance at a rate of 6% per annum and had a scheduled maturity date of December 31, 2019. The Company had the right to prepay the Note in whole or in part, or convert all or part of the Note into shares of the Company’s common stock, at its option, until December 31, 2019.

The foregoing descriptions of the Note and Investment Agreement are qualified in their entirety by reference to the complete text of the Note and Investment Agreement, copies of which were filed as Exhibit 10.35 and Exhibit 10.34, respectively, to the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 16, 2017.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.02 above is incorporated by reference into this Item 3.02. The shares of common stock issued upon the conversion of the Note were issued pursuant to an exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506 of Regulation D promulgated under the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2018	CONATUS PHARMACEUTICALS INC.

	By:	/s/ Keith W. Marshall, Ph.D., M.B.A.
	Name:	Keith W. Marshall, Ph.D., M.B.A.
	Title:	Executive Vice President, Chief Operating Officer and Chief Financial Officer